UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 23, 2026

STOCK YARDS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	001-13661 (Commission File Number)	61-1137529 (I.R.S. Employer Identification No.)

1040 East Main Street, Louisville, Kentucky, 40206
(Address of principal executive offices)

(502) 582-2571
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	SYBT	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On April 23, 2026, the Company held its 2026 annual meeting of shareholders (the “Annual Meeting”). Shareholders were requested to consider and vote upon four proposals, each of which is more fully described in the Proxy Statement. As of February 27, 2026 record date for the Annual Meeting, there were 29,511,958 shares of Common Stock outstanding and entitled to one vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 25,371,147, or 85.96%, of the outstanding common shares entitled to vote were represented in person or by proxy. Those shares were voted as set forth below.

1.
The following individuals were nominated in 2026 to serve as directors of the Company until the next annual meeting of shareholders in 2027. All nominees were elected by the following tabulation of votes.

	Proposal	Votes For	Votes Against	Abstain	Broker Non-votes

Shannon B. Arvin	1a.	19,118,185	445,365	363,784	5,443,813
Allison J. Donovan	1b.	19,123,993	438,862	364,479	5,443,813
David L. Hardy	1c.	19,494,794	73,422	359,118	5,443,813
Carl G. Herde	1d.	19,194,442	350,406	382,486	5,443,813
James A. Hillebrand	1e.	19,307,923	261,964	357,447	5,443,813
Richard A. Lechleiter	1f.	19,241,473	276,651	409,210	5,443,813
Philip S. Poindexter	1g.	19,260,464	304,372	362,498	5,443,813
Stephen M. Priebe	1h.	18,897,311	635,260	394,763	5,443,813
Edwin S. Saunier	1i.	19,504,158	65,829	357,347	5,443,813

2.
Ratification of the selection of BDO USA, P.C. as the independent registered public accounting firm for the Company for the year ending December 31, 2026, was approved by the following tabulation of votes.

Proposal	Votes For	Votes Against	Abstain	Broker Non-votes
2	24,983,466	362,560	25,121	-

3.	The proposal to approve a non-binding resolution to approve the compensation of the Company’s named executive officers was approved by the following tabulation of votes.

Proposal	Votes For	Votes Against	Abstain	Broker Non-votes
3	19,027,253	744,722	155,359	5,443,813

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2026	STOCK YARDS BANCORP, INC.

	By:	/s/ T. Clay Stinnett
T. Clay Stinnett, Executive Vice
President, Treasurer and Chief Financial Officer